united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

ITEM 1. REPORTS TO SHAREHOLDERS.

Annual Report
October 31, 2023

Recurrent MLP & Infrastructure Fund
Class I Shares (RMLPX)

1-833-RECURRENT
(1-833-732-8773)
www.recurrentadvisors.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Recurrent MLP & Infrastructure Fund

Fiscal Year 2023 Report *(12 months ended October 31, 2023)*

PORTFOLIO MANAGER PERSPECTIVE ON PERFORMANCE AND BUSINESS TRENDS IMPACTING THE RECURRENT MLP & INFRASTRUCTURE FUND (RMLPX) FOR FISCAL YEAR 2023

RECURRENT
INVESTMENT ADVISORS

1

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Recurrent MLP & Infrastructure Fund – Fiscal Year 2023 at a glance

First and foremost, before we discuss the performance of the Recurrent MLP & Infrastructure Fund (“RMLPX” or the “Fund”), we want to thank all of our clients – current and prospective – for their trust and support. It is thanks to your confidence that RMLPX has grown from $391mm to $631mm from October 31, 2022 to October 31, 2023, the end of our most recent fiscal year.

In recent years, we noted that the “midstream” energy infrastructure sector was well-positioned to generate meaningful free cash flow (FCF) and reduce debt. We noted that these trends could potentially lead to lower levels of share price volatility as the sector’s improved financial health makes the stocks less dependent on the vagaries of the macroeconomy and commodity markets. While sector and fund-level performance in FY 2023 did not match the dramatic appreciation of FY 2022, we did see evidence that volatility is declining, offering cause for continued optimism amid the multiyear recovery in midstream energy equities.

First, after a decade of historically high share price volatility and elevated correlations to crude oil prices, midstream equities experienced much lower crude price volatility and downside participation during commodity selloffs in the 12 months ended October 31, 2023 despite an oil price that spent much of the year declining. This oil price decline was due in large part to the fact that Russian exports did not meaningfully decline following the imposition of wide-reaching sanctions on Russia’s economy following Russia’s February 2022 invasion of Ukraine.

Second, despite the aforementioned weak commodity price backdrop, midstream fundamentals – including earnings growth, debt reduction and FCF generation – continued to defy midstream’s inexpensive valuations and sow the seeds for to the first wave of sustained dividend increases since the energy sector’s brutal downturn which lasted much of calendar years 2014-2020. With earnings still growing and payout ratios near multi-decade lows, the midstream sector is well-positioned to continue delivering meaningful dividend increases in the years to come.

During FY 2023 (from November 1, 2022 through October 31, 2023), RMLPX generated a +7.85% total return, lagging the +16.60% return of the Alerian MLP Index (AMZ) by 8.75%. From the Fund’s November 2, 2017 inception through October 31, 2023, RMLPX has returned +56.82% (+7.79% on an annualized basis), exceeding the AMZ’s +53.35% total return by +3.47%, and exceeding the AMZ’s +7.39% annualized return by +0.40% per year.

The performance data quoted here represents past performance. For performance data current to the most recent month end, please call (833)-RECURRENT. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Per the fee table in the Fund’s March 1, 2023 prospectus, total Annual Operating Expenses are 1.15% for RMLPX. The Adviser has agreed to cap total fund expenses for the fund (excluding certain expenses) at 1.25% through at least March 1, 2024, although the expense cap has not been used since 2021. (3588-NLD-11/30/2023)

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Recurrent MLP & Infrastructure Fund – Market Update, Part 1

Midstream equities were once “uncorrelated” to oil price – or so the story goes

Remember when Midstream was described as a sector with “low correlation to oil price”? In our discussions with investors, one consistent point of frustration has been the variable and confusing relationship between midstream fundamentals, midstream stock performance, and the price of oil. Are midstream businesses “toll roads,” with no dependence on oil price? Are midstream revenues truly contractual and “fee-based,” or are they simply levered to the constantly-changing price of oil?

Debt leverage is a key driver of oil price correlation

History shows that instead of being “highly correlated” or “uncorrelated,” the relationship between midstream stock performance and crude oil prices has varied over time. It is true that midstream fundamentals – reported revenues and cash flows – have historically exhibited low correlations to crude oil prices. And yet, midstream stock prices have exhibited significant correlation to oil price during certain historical periods, with correlations seeming to peak in the 2014-2020 timeframe. What can be gleaned from periods of higher or lower correlation to commodity prices?

Exhibit 1: Midstream’s participation in crude price declines has varied dramatically over time

Source: Bloomberg, Recurrent research

Note: “WTI selloffs” include all episodes where WTI declined by more than 15%. The percentage bars represent how much the Alerian MLP Index (AMZ) declined with WTI (e.g. WTI falls by 50%, AMZ declines 5% = 10% downside participation).

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

It stands to reason, that when midstream companies’ debt obligations are not burdensome, and dividends are well-covered by cash flow, that midstream companies’ cash flows and equity valuations should be less impacted by moves in the oil price. The nearly 50% decline in oil price from the post-Russian invasion high to the collapse of Silicon Valley Bank in mid-March saw the midstream sector slightly up over the same timeframe. This kind of resilient performance has not been seen since at least late 2014, but absolute positive returns for midstream during an oil price rout are something we haven’t seen since closer to 2006.

Exhibit 2: We see a strong long-term relationship between midstream’s “downside participation” in crude oil selloffs, and the creditworthiness of the sector

Source: Bloomberg, Recurrent research

Note: Average midstream credit ratings reflect all publicly-traded North American midstream companies, weighted by historical market cap

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

As long as the credit quality of the midstream sector improves, the good news for midstream investors should be twofold – the fundamentals of a more creditworthy sector are much less dependent on the spot commodity price; but the resilient trading action also is more likely to entice incremental capital back to the sector as investors look for a less volatile sector during a time of macro upheaval.

Exhibit 3: Credit rating has a strong relationship to the key indicators we’ve historically used to evaluate midstream creditworthiness – indicators that continue to improve

Source: Bloomberg, Recurrent research

Note: Includes present and past constituents of Alerian MLP Index (AMZ) and Alerian Midstream Energy Index (AMEI)

The referenced indices are shown for general market comparison and are not meant to represent the fund. Investors cannot invest directly in an index. The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

Recurrent MLP & Infrastructure Fund – Market Update, Part 2

After 2021-2022, where do we stand in midstream’s “journey back from junk”?

Below, we revisit a chart from our 2019 “Journey Back from Junk” white paper, which detailed the 2015-2020 deterioration in midstream credit and the impact of this deterioration on midstream dividend yields. Despite the impact of COVID, we have seen our 2019 prediction of debt reduction come to pass. We have seen midstream dividend yields fall once again below “junk” bond yields, although they have remained well above

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

BBB “investment grade” yields, suggesting the market is not giving “full credit” for fundamental improvements made to date.

Exhibit 4: After years of midstream dividend yields (orange) tracking investment grade bond yields (yellow), midstream dividend yields widened out to “junk” levels in 2015 – and remain near junk levels today

Source: Recurrent research, Bloomberg, SEC filings

Dividend yield spreads overlook the massive credit improvement and cash flow growth that has taken place in midstream

While midstream dividend yield spreads have fallen below junk bond yields, they remain above investment grade bond yields. This suggests that the market is giving “partial credit” for midstream’s dramatic credit improvements. This dividend-centric analysis ignores 2 key factors: first, midstream credit metrics are the best they’ve been in 20 years. Midstream yields could once again trade below investment grade bonds, as they did frequently from 2002 to 2014. Second, dividend payout ratios are at record lows, after a massive surge in cash flow and net income that has FAR outpaced dividend growth, as shown below.

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Exhibit 5: Midstream net income has surged beyond dividends – leaving payout ratios at the lowest levels in 20 years

Source: Recurrent research, Bloomberg, SEC filings

Looking at rapidly-growing earnings, instead of dividends paid, suggests that yield compression still has a ways to go

Below, we update the chart above to reflect net income growth instead of dividend growth. For the 2002-2018 time period, midstream cash flow yields almost exactly tracked investment grade bond yields. In light of significant dividend cuts and credit deterioration in the 2015-2020 period – which undermined investor confidence even as earnings positively inflected – earnings yields blew out significantly. On an earnings yield basis, there is >400 bps of yield compression required simply to reach 20-year average yield spreads. Even to get back to the bottom 20th percentile of valuations, there is 275 bps of yield compression required, implying 30%+ appreciation. Making this comparison even more striking is that midstream companies are currently spending less than depreciation on capex (in other words, current free cash flow is actually larger than the net income figures shown below due to the low rate of reinvestment).

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Exhibit 6: Looking at midstream earnings yields instead of dividend yields suggests that midstream discounts vs. investment grade and non-investment grade bond yields are wider than they have been in 20+ years

Source: Recurrent research, Bloomberg, SEC filings

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

There are several ways out of the current midstream yield dislocation, and most involve significantly higher valuations

Given the dramatic undervaluation of earnings compared to historical yield spreads, there are several ways this situation could resolve itself:

-	First, earnings yields could be translated into dividend yields, as payout ratios rise from their current low levels, to more normalized historical payouts of ~65%. This would imply 50% dividend growth from here, which would likely drive equity valuations higher.

-	Second, earnings yields could compress by ~400 bps, to reach historical long-term averages. This would imply a valuation increase of 60%+ across the midstream sector.

-	Finally, bond yields could rise until midstream yield spreads normalize – but this would likely involve value loss across an array of fixed income and yield-oriented vehicles, such as REITs and utilities. Plus, given the current trajectory of Fed policy, a significant additional increase in interest rates seem unlikely. So we believe that there is a strong possibility, if not probability, that the current anomalous yields in the midstream space are resolved with some combinations of higher dividend rates and higher valuations.

Once again, thank you to all of our investors who have supported us and placed their confidence in us. As we ourselves are also significant owners in the fund, we remain optimistic about the potential for improved valuations and higher cash payouts from the investments in the RMLPX portfolio in years to come.

Best regards,

Brad Olsen and Mark Laskin
Co-Founders and Portfolio Managers
Recurrent Investment Advisors (Advisor to the Recurrent MLP & Infrastructure Fund)

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Recurrent MLP & Infrastructure Fund (RMLPX)
FY 2023 Portfolio Commentary

During FY 2023 (from November 1, 2022 through October 31, 2023), RMLPX generated a +7.85% total return, lagging the +16.60% return of the Alerian MLP Index (AMZ) by +8.75%. From the Fund’s November 2, 2017 inception through October 31, 2023, RMLPX has returned +56.82% (+7.79% on an annualized basis), exceeding the AMZ’s +53.35% total return by +3.47%, and exceeding the AMZ’s +7.39% annualized return by +0.40% per year.

During FY 2023, the midstream sector performed strongly despite commodity price headwinds as oil and natural gas prices in the U.S. declined. RMLPX, based on total return rank as compiled by Morningstar, was ranked in the 39th percentile for the 12 months ended October 31, 2023 out of 99 competitor funds in the Energy Limited Partnership category. Over the 3- and 5-year period ended October 31, 2023, RMLPX ranked in the 12th and 5th percentile of the category against 98 and 89 competitor funds, respectively.

Despite respectable relative performance, RMLPX meaningfully underperformed the AMZ benchmark during FY 2023 for two related reasons. Considerable M&A activity in the MLP space has consistently whittled the number of potential holdings for the AMZ. This has had two impacts: first, the Fund was generally underweight the names that received a meaningful takeout offer during the year, such as MMP and CEQP, and the Fund remains underweight smaller-cap names that have benefitted from inheriting larger shares of the passive AMZ-linked index fund products.

Second, this M&A trend has forced a larger and larger concentration of the AMZ Index portfolio into fewer and fewer names. Given the SEC top-heavy restriction on mutual funds (which limits all >5% positions to an aggregate 50% weight) and RMLPX’s portfolio management 7% accumulation cap and 10% maximum position cap, RMLPX averaged a 26% underweight in several of the largest AMZ holdings during the year. Historically, stock picking has allowed RMLPX to overcome the impact of concentration limits, but this year the strong performance in the largest AMZ weights (including top Fund holdings ET and PAGP) created too much of a headwind.

The Fund was also disadvantaged by underperformance in several commodity-levered names, as discussed further below. Although we believe our selective commodity exposures in midstream-adjacent and non-midstream names provides superior risk-adjusted commodity leverage than is available in the AMZ, it was a drag on performance this past year. Detail follows below.

Recurrent MLP & Infrastructure Historical Performance Detail
As of 10/31/23
	1-Year	3-Year	5-Year	Since incept.
Recurrent MLP (RMLPX)	+7.85%	+40.45%	+10.09%	+7.79%
Alerian MLP Index (AMZ)	+16.60%	+41.31%	+8.69%	+7.39%
RMLPX vs. AMZ	-8.75%	-0.86%	+1.41%	+0.40%
Morningstar Percentile[1]	39 (of 99)	12 (of 98)	5 (of 89)	na

RMLPX’s inception date is 11/2/2017.

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

RMLPX Top 10 Holdings

Recurrent MLP & Infrastructure - as of October 31, 2023
Rank	Ticker	Company	Subsector	% of Port
1	ET	Energy Transfer L.P.	Upstream/Royalty	6.9%
2	CVE	Cenovus Energy Inc.	Gas Infrastructure	6.8%
3	PAGP	Plains GP Holdings L.P.	Liquids Infrastructure	6.6%
4	PBA	Pembina Pipeline Corporation	Upstream/Royalty	6.3%
5	ETRN	Equitrans Midstream Corporation	Liquids Infrastructure	6.0%
6	WES	Western Midstream Partners L.P.	Downstream Infrastructure	5.8%
7	SU	Suncor Energy Inc.	Gas Infrastructure	5.3%
8	LNG	Cheniere Energy Inc.	Gas Infrastructure	5.2%
9	PSX	Phillips 66	Downstream Infrastructure	5.0%
10	EPD	Enterprise Products Partners L.P.	Gathering and Processing	4.6%
	Top 10 RMLPX Holdings as a % of Portfolio:			58.4%

Portfolio holdings are subject to change at any time and should not be considered investment advice.

Major Contributors and Detractors to RMLPX Performance

RMLPX Top 5 Absolute Performance Contributors and Detractors in FY 2023
Company	Ticker	Contribution (bps)	Company	Ticker	Contribution (bps)
Plains All American GP	PAGP	+202	Viper Energy	VNOM	-58
Marathon Petroleum	MPC	+165	Enbridge Inc	ENB	-27
Targa Resources	TRGP	+119	Cenovus Energy	CVE	-24
Energy Transfer LP	ET	+110	Cheniere Energy	LNG	-21
Magellan Midstream LP	MMP	+95	TC Energy	TRP	-19

RMLPX Top 5 Relative Performance Contributors and Detractors in FY 2023
Company	Ticker	Contribution (bps)	Company	Ticker	Contribution (bps)
Western Midstream	WES	+129	Magellan Midstream	MMP	-226
Plains GP Holdings	PAGP	+113	Plains All American LP	PAA	-205
Marathon Petroleum	MPC	+101	Cenovus Energy	CVE	-131
Cheniere Energy Partners	CQP	+94	Viper Energy	VNOM	-118
Enterprise Products Ptrs	EPD	+79	Cheniere Energy Inc	LNG	-103

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Top 5 Contributors to Absolute Performance

Plains GP Holdings (PAGP)

Plains GP Holdings effectively serves as a tracking stock for Plains All American (PAA). While bigger names such as Energy Transfer and Kinder Morgan may have been more well-known for their struggles during the midstream MLP downturn of 2014-2020, the downturn arguably hit PAA/PAGP harder than any other company. Viewed as one of the shrewdest managers commodity risks in the midstream industry in 2013-14, PAA’s aggressive trading strategies became money losers as oil production growth stalled in the 2016-17 timeframe, and aggressive trading practices led to low customer retention and ultimately a wholesale restructuring of the trading business following the COVID downturn. After years of high capex and weak EBITDA growth, Plains finally found operating momentum in FY 2023, as legacy contract rolloffs abated and leverage to Permian oil production growth once again took center stage. While PAA outperformed much of the midstream sector with nearly 40% total returns in FY 2023, it remains a relatively low-multiple midstream stock even as we approach 2024.

Marathon Petroleum (MPC)

Under the leadership of CEO Mike Hennigan, who took the helm at MPC following a protracted dispute with a large activist hedge fund, MPC has consistently delivered strong returns in its refining business while maintaining a large and stable midstream asset base. MPC’s industry-leading cash returns were catalyzed by a massive $12bn asset sale completed during 2020 at a high valuation, allowing it to manage the pandemic with an aggressive buyback and low net debt. Today, MPC has bought back roughly 50% of its shares since COVID, one of the largest buybacks on a relative and absolute basis in the entire S&P 500. Our position in MPC also differentiates us from other MLP portfolios as MPC owns a pipeline network, but enjoys robust shareholder governance missing at many MLP pipeline companies. MPC is a relatively capital-efficient business with limited capex needs; this was proven during COVID, as MPC dramatically cut costs with little impact to long-term cash flow generation potential.

Targa Resources Corp (TRGP)

Targa was one of the first companies to take radical action during 2020 to address lingering balance sheet issues after years of heavy investments and excessive dividend payouts. TRGP cut its dividend and growth spending budgets dramatically in 2020, effectively de-risking its balance sheet with accelerated debt paydown and a small common stock buyback in 2021. While maintaining a relatively low dividend payout ratio, Targa has continued to grow value by reinvesting in its core business and generating near-industry-leading EBITDA growth over the last several years, a trend expected to continue in 2024. This growth is underpinned by its integrated midstream business in the massive Permian Basin oilfield in West Texas, and further enhanced by a portfolio of long-haul pipeline and highly utilized export dock assets.

Energy Transfer (ET)

Energy Transfer was one of the “poster children” for the excessive debt loads that drove many midstream companies to meaningfully underperform the broad markets between 2014-2020, and ET’s hesitation in cutting its dividend during 2020 meant that debt was reduced at a slower pace than many midstream peers. Since 2020, a combination of lower payout ratios and stronger cash flow generation have caused marked improvements, as ET has dropped from a debt/EBITDA ratio above 5x to a ratio in the mid-3x range. ET has consolidated 2 public MLPs (Enable in 2021 and Crestwood in 2023) along with significant asset acquisitions (Woodford Express gas processing and Lotus crude oil pipelines) to support continued EBITDA growth

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

without engaging in margin-destructive greenfield pipeline construction, which has supported meaningful free cash flow generation since 2021 and led to ET’s strong performance on a relative and absolute basis.

Magellan Midstream (MMP)

Fiscal 2023 ended with Magellan being successfully acquired by Oneok (OKE) in a large merger of two large Tulsa midstream companies. Magellan had a historically unparalleled track record of prudent capital allocation, high returns on invested capital and low debt, but these strengths were tempered more recently by a lack of EBITDA growth and a management who seemed unwilling to use MMP’s high valuation multiples in pursuit of accretive growth. Rather than compete with experienced M&A operators like ET for a place at the large cap MLP roundtable, MMP decided to sellout at a fairly uninspiring valuation compared to MMP’s all-time or 5-year highs. That said, OKE was obliged to offer a meaningful cash premium to seal the deal and although the after-tax value creation of the merger was hotly debated prior to the vote, MMP outperformed during fiscal 2023 thanks to OKE’s premium bid.

Top 5 Detractors from Performance

Viper Energy Partners (VNOM)

We were originally drawn to VNOM because it is a royalty business with more predictable commodity margins and volume entitlements than many midstream gathering businesses, with higher historical returns on capital and lower debt. VNOM’s royalty business is largely comprised of subsurface mineral ownership in the Permian Basin, the most economically advantaged oil-producing basin in the United States. Thanks to VNOM’s relationship with large public oil producer Diamondback (FANG), VNOM typically benefits from owning acreage which has historically prominently figured in FANG’s drilling plans. With low debt, and a 75% minimum cash flow payout policy, VNOM’s current yield is roughly 10%, with underlying volume growth. In 2023, VNOM meaningfully grew cash flows and volumes, despite commodity price headwinds. A confusing dividend payout strategy meant that the advertised dividend yield was substantially lower than VNOM’s full cash flow yield, meaning that VNOM’s debt leverage was meaningfully reduced and accretive acquisitions were largely self funded, but VNOM’s dividend yield lagged royalty peers.

Enbridge (ENB)

While fellow Canadian mega-cap pipeline company TRP (discussed below) found its long-term debt load issues coming to a head in 2023, ENB entered 2023 without any major debt or cash flow issues – after a multi-year asset base expansion, ENB was solidly free cash flow positive and beginning to experiment with new ways to reward shareholders. A new CEO at ENB made the controversial decision in late summer 2023 to acquire a nearly $15bn utility asset base (in a market where utility financings are increasingly difficult) from Dominion in an under-financed deal, simultaneously reducing free cash flow per share (the utility assets are intended to be full-reinvestment assets without meaningful free cash flow) while creating a meaningful financing overhang in a challenging high-rate environment. As a result of this surprise, ENB’s long-term EBITDA growth improves but a financing overhang was created from thin air. Investors have been understandably confused about ENB’s strategic direction since the announcement.

Cenovus Energy (CVE)

RMLPX primarily invests in pipeline companies, but our process occasionally draws us to pipeline-adjacent names which share some of these attractive traits. In 2020, we identified Canadian integrateds as potential winners in the event of lower US pipeline utilization, since Canadian margins had been historically been

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

depressed by lack of access to US pipelines. In 2021, lower production volumes in the US opened up low-cost pipeline capacity, which allowed CVE to ship oil to US markets at lower cost, by and large avoiding railroads entirely. The result was expanded per-unit margins, and accordingly, CVE was a significant outperformer in FY 2021 and FY 2022. In late 2022 and early 2023, CVE executed a plan to increase integration in their business by acquiring and enhancing refinery assets, which temporarily reduced free cash flow while lower crude prices delayed CVE’s long-awaited debt leverage target, which is expected to be at near-zero levels by early 2024.

Cheniere Energy (LNG)

Cheniere is the predominant operator of LNG export assets in the US. Cheniere arguably enjoyed the most pure commodity upside from the global gas shortages which occurred in 2022 following Russia’s invasion of Ukraine. While many investors looked to high-cost, commodity-levered natural gas-oriented E&P companies for leverage to EU gas shortages, those companies produce natural gas at high cost while being forced to continuously reinvest a large share of cash flows in new gas shale wells to maintain flat production over time. Meanwhile, Cheniere has a largely contracted base business which typically produces close to 90% of Cheniere’s gross margin, but in 2022 and 2023 non-contracted margins increased 5x to 10x in response to acute European and Asian gas demand, meaning that the 10% non-contracted export capacity generated gross margin roughly equal to Cheniere’s contract portfolio. As a consequence, Cheniere was able to nearly double annual cash flow between 2020 and 2022-23 without committing to any costly capex reinvestment program. Despite these robust fundamentals, investors sold Cheniere in reaction to the normalization of EU gas prices, despite Cheniere’s near-record 2023 financial results and expected multiyear cash flow growth story as export capacity continues to expand.

TC Energy (TRP)

For several years, TRP has bucked the broad midstream industry trend of cutting capex to increase cash flow and reduce debt. Instead, TRP has opted for a utility-style business plan of using aggressive capex deployment to grow stable regulated and semi-regulated revenues. While the revenues are highly stable, the increasing interest rate environment has meant that TRP’s stable (and lower-upside), lower-return portfolio is now less accretive given the increased cost of debt capital. To plug the funding hole created by higher debt financing costs, TRP pursued 2 deleveraging strategies in 2023: first, a major joint venture sale to a private equity sponsor, which diluted TRP’s financial control over its crown jewel assets while leaving debt leverage still very high; and second, a plan to spin out TRP’s highly cash flow positive crude oil pipeline business. Both decisions reduce TRP’s ownership in massive continental pipeline systems, while only partially plugging TRP’s financing hole. TRP continues to promise additional asset sales, but given depressed multiples in the midstream market, it is hard to see any quick fix for TRP’s balance sheet problems.

Recurrent MLP & Infrastructure Fund (RMLPX) FY 2023 Annual Report (10/31/23)

Important Disclaimers:

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Alerian MLP Index is a composite of the most prominent energy master limited partnerships calculated by VettaFi using a float-adjusted market capitalization methodology. Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

Alerian MLP Index is a servicemark of VettaFi LLC (“VettaFi”) and their use is granted under a license from VettaFi. VettaFi does not guarantee the accuracy and/or completeness of Alerian MLP Index or any data included therein and VettaFi shall have no liability for any errors, omissions, interruptions or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Licensee, or any other person or entity from the use of the Alerian MLP Index or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, non-infringement, or fitness for a particular purpose or use with respect to the Alerian MLP Index or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Recurrent Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 833-RECURRENT. The prospectus should be read carefully before investing. The Recurrent Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Recurrent Investment Advisors is not affiliated with Northern Lights Distributors, LLC.

Important Risk Disclosure (RMLPX)

Mutual Funds involve risk including the potential loss of principal. Higher turnover and frequent trading my result is higher costs. Cash available for distribution by MLP’s may vary and could be affected by the entity’s operations, including capital expenditures, operating, acquisition, construction, exploration and borrowing costs, reducing the amount of cash and MLP has available for distribution. The Fund may focus on one or more industries, sectors or geographic regions of the economy and the value of an investment may fluctuate more widely than if it were diversified. Tax risks associated with the Fund include fund structure risk, MLP tax risk, and tax estimation/NAV risk. Cyber-attacks or failures affecting the Fund or service providers may adversely impact the Fund or its shareholders.

The Fund invests primarily in the energy sector and infrastructure industry and is susceptible to adverse economic, environmental, and regulatory concerns. Additional risks include acquisition, catastrophic events, commodity price, depletion, natural resource, supply/demand and weather risk. The purchase of IPO shares may involve high transaction costs, market and liquidity risks. The investment strategies employed by the Advisor may not result in an increase in value or performance. Overall equity market risk may affect the value of individual instruments in which the Fund invests. Holders of MLPs have limited control and voting rights, additionally, there are certain tax risks and conflicts of interest between holders of MLPs and the general partner.

Recurrent MLP & Infrastructure Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2023

The Fund’s performance figures* for the periods ended October 31, 2023, compared to its benchmark:

		Annualized
Six Months	One Year	Three Year	Five Year	Since Inception (a)
Recurrent MLP & Infrastructure Fund - Class I	7.85%	40.41%	10.11%	7.79%
Alerian MLP Index (Total Return)**	16.60%	41.26%	8.69%	7.39%

(a)	Inception date is November 2, 2017.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year are not annualized. Total returns would have been lower absent the advisor fee waiver. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Advisor has contractually agreed to waive fees and/or reimburse expenses to the Fund until at least March 1, 2024 to ensure that the Fund’s total annual operating expenses after expense waiver and reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs such as interest and dividend expenses on securities sold short, taxes; and extraordinary expenses, such as litigation expenses) will not exceed 1.25% of average daily net assets attributable to Class I shares. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor. The Fund’s total annual fund operating expense ratio, gross of fee waivers or expense reimbursements is 1.15% for Class I shares per the fee table in the Fund’s Prospectus dated March 1, 2023. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For performance information current to the most recent month-end, please call 1-833-732-8773.

**	The Alerian MLP Index (Total Return) is a composite of the 50 most prominent energy master limited partnerships calculated by Standard & Poor’s using a float-adjusted market capitalization methodology. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions, taxes, or other expenses of investing.

Comparison of Change in Value of a $10,000 Investment
Since Inception November 2, 2017 through October 31, 2023

Holdings by type of Investment	% of Net Assets
Common Stocks	75.7%
Master Limited Partnerships	21.2%
Short-Term Investment	2.5%
Other Assets Less Liabilities	0.6%
100.0%

Please refer to the Schedule of Investments that follows in this annual report for a detail of the Fund’s holdings.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares		Fair Value
	COMMON STOCKS — 75.7%
	OIL & GAS PRODUCERS - 75.7%
1,018,605	AltaGas Ltd.	$18,921,273
2,222,445	Cenovus Energy, Inc.	42,404,251
194,198	Cheniere Energy, Inc.	32,318,431
364,734	Enbridge, Inc.	11,686,077
4,232,350	Equitrans Midstream Corporation	37,540,945
954,560	Keyera Corporation	22,198,910
1,766,964	Kinder Morgan, Inc.	28,624,817
155,459	Marathon Petroleum Corporation	23,513,174
166,978	ONEOK, Inc.	10,886,966
1,274,549	Pembina Pipeline Corporation	39,230,618
275,106	Phillips 66	31,381,341
2,623,833	Plains GP Holdings, L.P., Class A	41,141,701
1,023,608	Suncor Energy, Inc.	33,164,899
329,779	Targa Resources Corporation	27,572,822
169,390	TC Energy Corporation	5,835,486
162,963	Valero Energy Corporation	20,696,301
792,467	Viper Energy Partners, L.P.	22,569,460
804,932	Williams Companies, Inc. (The)	27,689,661
	TOTAL COMMON STOCKS (Cost $372,601,199)	477,377,133

	MASTER LIMITED PARTNERSHIPS — 21.2%
	METALS & MINING - 2.5%
711,080	Alliance Resource Partners, L.P.	16,159,293

See accompanying notes to financial statements.

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Shares		Fair Value
	MASTER LIMITED PARTNERSHIPS — 21.2% (Continued)
	OIL & GAS PRODUCERS - 18.7%
3,306,546	Energy Transfer, L.P.	$43,481,080
1,103,593	Enterprise Products Partners, L.P.	28,737,562
178,627	Sunoco, L.P.	8,965,289
1,361,885	Western Midstream Partners, L.P.	36,539,374
		117,723,305

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $107,486,226)	133,882,598

	SHORT-TERM INVESTMENT — 2.5%
	MONEY MARKET FUND - 2.5%
15,470,594	First American Government Obligations Fund, Class X, 5.28% (Cost $15,470,594)(a)	15,470,594

	TOTAL INVESTMENTS - 99.4% (Cost $495,558,019)	$626,730,325
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	4,034,615
	NET ASSETS - 100.0%	$630,764,940

L.P.	- Limited Partnership

Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of October 31, 2023.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2023

ASSETS
Investment securities:
At cost	$495,558,019
At fair value	$626,730,325
Receivable for Fund shares sold	695,603
Dividends receivable	4,187,561
Interest receivable	77,179
Prepaid expenses & other assets	72,875
TOTAL ASSETS	631,763,543

LIABILITIES
Advisory fees payable	482,783
Payable for Fund shares redeemed	465,150
Payable to related parties	33,984
Accrued expenses and other liabilities	16,686
TOTAL LIABILITIES	998,603
NET ASSETS	$630,764,940

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$490,139,519
Accumulated earnings	140,625,421
NET ASSETS	$630,764,940

Net Asset Value Per Share:
Class I Shares:
Net Assets	$630,764,940
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	32,650,296
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$19.32

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends (Foreign taxes withheld: $983,401)	$25,109,319
Interest	525,895
TOTAL INVESTMENT INCOME	25,635,214

EXPENSES
Investment advisory fees	4,629,520
Administrative services fees	331,218
Third party administrative services fees	316,770
Transfer agent fees	159,238
Registration fees	82,908
Custodian fees	38,167
Printing and postage expenses	25,221
Chief compliance officer fees	22,300
Insurance fees	18,142
Legal fees	16,791
Trustees fees and expenses	13,166
Audit and tax fees	12,954
Other expenses	693
TOTAL EXPENSES	5,667,088
NET INVESTMENT INCOME	19,968,126

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Investments	19,191,788
Foreign currency translations	(10,321)
Total realized gain	19,181,467

Net change in unrealized appreciation/(depreciation) on:
Investments	5,352,052
Foreign currency translations	(2,933)
Total change in unrealized appreciation	5,349,119
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,530,586

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,498,712

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31,	October 31,
	2023	2022
FROM OPERATIONS
Net investment income	$19,968,126	$8,687,439
Net realized gain on investments	19,181,467	7,518,657
Net change in unrealized appreciation on investments	5,349,119	66,838,556
Net increase in net assets resulting from operations	44,498,712	83,044,652

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(29,349,244)	(3,130,602)
Return of capital	(6,480,004)	(19,088,895)
Net decrease in net assets from distributions to shareholders	(35,829,248)	(22,219,497)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	287,432,240	178,958,292
Net asset value of shares issued in reinvestment of distributions:	25,572,169	14,931,229
Payments for shares redeemed:	(82,406,423)	(84,876,445)
Net increase in net assets from shares of beneficial interest	230,597,986	109,013,076

TOTAL INCREASE IN NET ASSETS	239,267,450	169,838,231

NET ASSETS
Beginning of year	391,497,490	221,659,259
End of year	$630,764,940	$391,497,490

SHARE ACTIVITY
Shares sold	15,292,319	10,210,249
Shares reinvested	1,379,714	907,844
Shares redeemed	(4,403,310)	(4,996,842)
Net increase in shares of beneficial interest outstanding	12,268,723	6,121,251

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	For the Year Ended	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	October 31,	October 31,		October 31,		October 31,		October 31,
	2023	2022		2021		2020		2019
Net asset value, beginning of year	$19.21	$15.54		$8.92		$17.18		$18.14

Activity from investment operations:
Net investment income (1)	0.73	0.51		0.35		0.46		0.58
Net realized and unrealized gain/(loss) on investments (2)	0.68	4.46		7.57		(7.53)		(0.24)
Total from investment operations	1.41	4.97		7.92		(7.07)		0.34

Less distributions from:
Net investment income	(0.40)	(0.18)		(0.18)		(0.07)		(0.25)
Net realized gains	(0.65)	—		—		—		—
Return of capital	(0.25)	(1.12)		(1.12)		(1.12)		(1.05)
Total distributions	(1.30)	(1.30)		(1.30)		(1.19)		(1.30)

Net asset value, end of year	$19.32	$19.21		$15.54		$8.92		$17.18
Total return (3)	7.85%	33.76%		91.87%		(42.41)%		1.53%
Net assets, at end of year (000’s)	$630,765	$391,497		$221,659		$89,797		$54,765

Ratio of gross expenses to average net assets (4)	1.10%	1.15%		1.25%		1.38	% (7)	1.75%
Ratio of net expenses to average net assets (4)	1.10%	1.23	% (5)	1.25	% (5)	1.26	% (6,7)	1.25	% (6)
Ratio of net investment income to average net assets	3.88%	2.93%		2.59%		3.89%		3.13%
Portfolio Turnover Rate	7%	10%		22%		32%		52%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Net realized and unrealized gain/(loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains/(losses) in the statement of operations due to the share transactions for the period.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns may be impacted by fee waivers/recapture.

(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(5)	Represents the ratio of expenses to average net assets inclusive of the Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by the Advisor.

(7)	Includes tax expenses. If these expenses were excluded, the ratio of gross expenses to average net assets would be 1.37% and the ratio of net expenses to average net assets would be 1.25%.

See accompanying notes to financial statements.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2023

1.	ORGANIZATION

Recurrent MLP & Infrastructure Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund offers Class I shares. The Fund commenced investment operations for Class I shares on November 2, 2017. The Fund’s investment objective is to seek total return including substantial current income from a portfolio of master limited partnerships (“MLPs”) and energy infrastructure investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”) . The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is a registered investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last quoted sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trustees of the Trust (the “Board”). The Board has appointed the Advisor as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Master Limited Partnerships (“MLPs”) - An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”) the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

and gain from commodities or futures, forwards and options with respect to commodities. For this purpose, mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies (“LLCs”). The general partner of an MLP manages the partnership, has an ownership stake in the partnership and in some cases the general partners are eligible to receive an incentive distribution. The limited partners provide capital to the partnership, receive common units of the partnership, have a limited role in the operation and management of the partnership and are entitled to receive cash distributions with respect to their units. Currently, most MLPs operate in the energy, natural resources and real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures approved by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$477,377,133	$—	$—	$477,377,133
Master Limited Partnerships	133,882,598	—	—	133,882,598
Short-Term Investment	15,470,594	—	—	15,470,594
Total Investments	$626,730,325	$—	$—	$626,730,325

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 2 or 3 securities during the year ended October 31, 2023.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Dividends from net realized gains are distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2020-October 31, 2022, or expected to be taken in the Fund’s October 31, 2023 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended October 31, 2023, the aggregate purchases and sales of investments (excluding short-term investments) was $242,150,962 and $37,112,161, respectively.

Principal Investment Risks – The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information (“SAI”) for further information regarding the risks associated with the Fund’s investments, which include but are not limited to active trading risk, cash flow risk, concentration risk, cybersecurity risk, energy sector focus risk, energy infrastructure industry focus risks (including acquisition risk, catastrophic event risk, commodity price risk, depletion risk, environmental and regulatory risk, interest rate risk, natural resources risk, supply and demand risk, and weather risk), equity risk, gap risk, geographic and sector risk, IPO risk, liquidity risk, management risk, market capitalization risk, market events risk, market risk, master limited partnership risk, MLP tax risk, non-diversification risk, portfolio turnover risk, RIC qualification risk, and volatility risk.

Concentration Risk - Because the Fund may focus on one or more industries or sectors of the economy, its performance depends in large part on the performance of those sectors or industries. As a result, the value of an investment may fluctuate more widely than it would in a fund that is diversified across industries and sectors.

Energy Sector Focus Risk – The Fund focuses its investments in the energy sector which is comprised of energy, industrial, consumer, infrastructure and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy markets have experienced significant volatility in recent periods, including a historic drop in crude oil and natural gas prices in April 2020 attributable to the significant decrease in demand for oil and other energy commodities as a result of the slowdown in economic activity due to the COVID-19 pandemic as well as price competition among key oil-producing countries. The low price environment caused financial hardship for energy companies and led to energy companies defaulting on debt and filing for bankruptcy. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Energy Infrastructure Industry Focus Risk – A substantial percentage of the Fund invests primarily in the energy infrastructure industry. As a result, the Fund will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy infrastructure industry. Risks associated with investments in MLPs and other companies operating in the energy infrastructure industry include but are not limited to the following:

○	Acquisition Risk – Energy infrastructure companies owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

○	Catastrophic Event Risk – MLPs and other companies operating in the energy infrastructure industry are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy infrastructure industry.

○	Commodity Price Risk – MLPs and other companies operating in the energy infrastructure industry may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy infrastructure commodity prices would directly impact companies that own such energy infrastructure commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy infrastructure commodities.

○	Depletion Risk – Energy infrastructure companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy infrastructure commodities or exploration of new sources of energy infrastructure commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.

○	Environmental and Regulatory Risk – Companies operating in the energy infrastructure industry are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States (the “U.S.”) and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future. The Fund cannot predict whether regulatory agencies will take any action to adopt new regulations or provide guidance that will adversely impact the energy infrastructure industry. In addition, the new administration has recently announced several initiatives aimed at addressing climate change. It is unclear how these initiatives could impact the Fund’s investments. The current presidential administration could significantly impact the regulation of U.S. financial markets and it is not possible to predict, what, if any, changes will be made or their potential effect on the economy, securities markets, energy infrastructure and natural resources markets, real estate markets, existing trade, tax and energy and infrastructure policies, among others. Additionally, actions taken may impact different sectors of the energy and natural resources markets in disparate ways or may impact specific issuers in a given sector in differing ways. The Adviser cannot predict the effects of changing regulations or policies on the Fund’s portfolio, and the Fund may be affected by governmental action in ways that are not foreseeable. There is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective. At any time after the date of this Prospectus, legislation or regulation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets or may change the way in which the Fund itself is regulated.

○	Interest Rate Risk – Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy industry to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of energy infrastructure securities as the yields on alternative investments increase.

○	Natural Resources Risk – The Fund’s investments in natural resources issuers (including MLPs) is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The natural resources sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the natural resources sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; domestic and global competition, extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, natural resource sector companies are subject to substantial government regulation, including environmental regulation and liability for environmental damage, and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other natural resources reserves may also affect the profitability of natural resources companies.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

○	Supply and Demand Risk – Companies in the energy infrastructure industry may be impacted by the levels of supply and demand for energy infrastructure commodities. The demand for oil and other energy commodities was adversely impacted by the market disruption and slowdown in economic activity resulting from the COVID-19 pandemic. Future pandemics could lead to reduced production and price volatility.

○	Weather Risk – Weather plays a role in the seasonality of some energy infrastructure companies’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those companies.

Equity Risk – Common stocks are susceptible to general stock market fluctuations, volatile increases and decreases in value as market confidence in and perceptions of their issuers change, and unexpected trading activity among retail investors. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the markets, adverse investor sentiment, and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Master Limited Partnership Risk – An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders of MLPs and the general partner, including those arising from incentive distribution payments. The MLP market may be adversely impacted by negative investor perceptions, such as reaction to reduced distributions. Risks of MLPs include the following: a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of MLPs or MLP-related securities. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the COVID-19 pandemic, which triggered an unprecedented sell-

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

MLP Tax Risk – Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions, including depreciation and amortization expense deductions. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or other form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Thus, if any of the MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Recurrent Investment Advisors, LLC serves as the Fund’s investment advisor. Pursuant to an advisory agreement with the Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily paid monthly, based on the Fund’s average daily net assets and is computed at the annual rate of 0.90%. Pursuant to the advisory agreement, the Fund incurred $4,629,520 in advisory fees for the year ended October 31, 2023. As of October 31, 2023, the amount due to Advisor from the Fund was $482,783.

The Advisor has contractually agreed to reduce the Fund’s fees and/or to absorb expenses of the Fund until at least until March 1, 2024 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 1.25% of the average daily net assets attributable to the Fund. This agreement may be terminated by the Board on 60 days’ written notice to the Advisor. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and increase its performance. For the year ended October 31, 2023, the Advisor did not waive any fees or reimbursed expenses, or recoup any previously waived fees or reimbursed expenses. As of October 31, 2023, there are no previously waived fees or reimbursed expenses available for recoupment.

The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of Ultimus Fund Solutions, LLC. The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. During the year ended October 31, 2023, the Fund did not pay distribution related charges pursuant to the Plan.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2023, were as follows:

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$486,099,725	$154,462,328	$(13,831,728)	$140,630,600

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended October 31, 2023 and October 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2023	September 30, 2022
Ordinary Income	$9,779,486	$3,130,602
Long-Term Capital Gain	19,569,758	—
Return of Capital	6,480,004	19,088,895
	$35,829,248	$22,219,497

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$—	$—	$—	$—	$—	$140,625,421	$140,625,421

The difference between book basis and tax basis unrealized appreciation, accumulated net realized losses and undistributed net investment income/(loss) is primarily attributable to tax adjustments for partnerships and the tax deferral of losses on wash sales. The unrealized appreciation in the table above includes unrealized foreign currency losses of $5,179.

At October 31, 2023, the Fund had capital loss carry forwards utilized of $808,308.

Permanent book and tax differences, primarily attributable to adjustments to the Fund’ prior year federal tax return, resulted in reclassifications for the Fund for the fiscal year ended October 31, 2023 as follows:

Paid In	Distributable
Capital	Earnings
$290,863	$(290,863)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2023, Charles Schwab &

Recurrent MLP & Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Company, Inc. held approximately 33.0% of the voting securities of the Fund and may be deemed to control the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record within the omnibus accounts are also owned beneficially.

8.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Two Roads Shared Trust and the Shareholders of Recurrent MLP & Infrastructure Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Recurrent MLP & Infrastructure Fund (the “Fund”), one of the funds constituting the Two Roads Shared Trust (the “Trust”), including the schedule of investments, as of October 31 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2021 were audited by other auditors whose report, dated December 28, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
December 21, 2023

We have served as the auditor of one or more Recurrent Investment Advisors, LLC investment companies since 2022.

Recurrent MLP & Infrastructure Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period* and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical (5% return before
			Actual		expenses)

	Fund’s	Beginning
	Annualized	Account	Ending	Expenses Paid	Ending	Expenses Paid
	Expense Ratio	Value	Account Value	During Period	Account Value	During Period
Class I:
Recurrent MLP & Infrastructure Fund*	1.11%	$1,000.00	$1,095.70	$5.86	$1,019.61	$5.65

*	Expense information is equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021- present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021) and Carlyle Credit Income Fund (since September 2023)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	1	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

10/31/23 – Two Roads v1

Recurrent MLP & Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2023

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-833-732-8773.

10/31/23 – Two Roads v1

Recurrent MLP & Infrastructure Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
October 31, 2023

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended October 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?	We collect your personal information, for example, when you
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-833-RECURRENT (1-833-732-8773).

INVESTMENT ADVISOR
Recurrent Investment Advisors, LLC
3801 Kirby Drive, Suite 654
Houston, TX 77098

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Recurrent-AR-23

(a)       Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b)       Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2023: $15,000

2022: $15,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows: 2023: $10,500 2022: $10,500

Preparation of Federal & State income tax returns, assistance with calculations of required income, capital gain and excise distributions and preparations of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2023 and 2022, respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2023 and 2022 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a) of Form N-CSR) are filed herewith.

(1)	(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer,
Date: 1/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer
Date: 1/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer
Date: 1/5/2024